UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2009

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717)597-2137

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index to Exhibits Found on Page 2

Item 8.01  Other Events.

The Board of Directors of Tower Bancorp, Inc. declared a first quarter cash dividend of $.28 per share at their January 14, 2009 meeting.

Item 9.01.  Exhibits

(a)  Not Applicable.

(b)  Not Applicable.

(d)  Exhibit:

99      News Release, dated January 15, 2009, of Tower Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Dated: January 14, 2009	/s/	Franklin T. Klink, III
Franklin T. Klink, III
Chief Financial Officer

EXHIBIT INDEX

		Page Number
		In Manually
Exhibit		Signed Original

99	News Release, dated January 15, 2009, of Tower Bancorp, Inc.	3